UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2004

ENDOCARDIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22233	41-1724963
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1350 Energy Lane, Suite 110, St. Paul, Minnesota		55108
(Address of principal executive offices)		(Zip Code)

(651) 523-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On September 22, 2004, Endocardial Solutions, Inc.(the “Company”) entered into a limited waiver and amendment to loan documents with Silicon Valley Bank (the “Amendment”).  Under the Amendment, the parties extended the maturity date under the Company’s Loan and Security Agreement, dated September 24, 2003, with Silicon Valley Bank from September 24, 2004 to December 23, 2004.  Silicon Valley Bank also waived a technical default which had arisen by virtue of the fact that funds used by the Company’s European subsidiary had not been maintained in an account subject to the loan and security agreement.  The Company has since established a European bank account governed by the loan and security agreement.  A copy of the amendment to the loan and security agreement is filed as Exhibit 10.1 to, and incorporated by reference in, this report.

On September 23, 2004, the Company entered into an Agreement and Plan of Merger with St. Jude Medical, Inc., a Minnesota corporation, and Dragonfly Merger Corp., a Delaware corporation and wholly owned subsidiary of St. Jude Medical, Inc.  Under the merger agreement, St. Jude Medical would acquire the Company for $11.75 in cash per share of common stock of the Company.  Pursuant to the merger agreement, St. Jude Medical’s obligation to acquire the Company is conditioned upon, among other things, regulatory approvals and approval by the Company’s stockholders.  A copy of the merger agreement is filed as Exhibit 2.1 to, and incorporated by reference in, this report.  A copy of the joint press release announcing the transaction is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

In connection with the merger agreement, the Rights Agreement, dated as of August 25, 1999, between the Company and Wells Fargo Bank, N.A., as Rights Agent, was amended as of September 23, 2004, a copy of which amendment (the “Rights Agreement Amendment”) is filed as Exhibit 4.1 to, and incorporated by reference in, this report.  The Rights Agreement Amendment exempts St. Jude Medical and its affiliates and the transactions contemplated by the merger agreement from triggering the rights set forth in the Rights Agreement.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

2.1	Agreement and Plan of Merger, dated as of September 23, 2004, by and among the Company, St. Jude Medical, Inc. and Dragonfly Merger Corp.

4.1	Amendment No. 1 to Rights Agreement, dated as of September 23, 2004, between the Company and Wells Fargo Bank, N.A.

10.1	Limited Waiver and Amendment to Loan Documents dated as of September 22, 2004, by and between the Company and Silicon Valley Bank

99.1	Joint Press Release, dated September 23, 2004, issued by the Company and St. Jude Medical, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 27, 2004

ENDOCARDIAL SOLUTIONS, INC.

	By:	/s/ J. Robert Paulson, Jr.
Name: J. Robert Paulson, Jr.
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 23, 2004, by and among the Company, St. Jude Medical, Inc. and Dragonfly Merger Corp.

4.1	Amendment No. 1 to Rights Agreement, dated as of September 23, 2004, between the Company and Wells Fargo Bank, N.A.

10.1	Limited Waiver and Amendment to Loan Documents dated as of September 22, 2004, by and between the Company and Silicon Valley Bank

99.1	Joint Press Release, dated September 23, 2004, issued by the Company and St. Jude Medical, Inc.